LEONETTI & ASSOCIATES, INC.
PRIVATE FINANCIAL ADVISORS


[GRAPHIC OF GLASSES AND HAND]


THE LEONETTI FUNDS

LEONETTI BALANCED FUND

LEONETTI GROWTH FUND


SEMI-ANNUAL REPORT

December 31, 2001

[LOGO]

                             LEONETTI BALANCED FUND

[LOGO]

Dear Shareholder,

Even though the economy had been experiencing an economic slowdown throughout 2001, it appeared strong enough to be able to stay above recessionary levels and be able to regain its momentum. The combination of lower interest rates, tax refund checks and strong consumer buying offered the economy a springboard to move back on the growth track. Unfortunately, the tragic events of September 11 have caused many estimates and assumptions to change, pushing the economy into a recession.

The past six months saw the major indices decline, but the extent of the decline and the rally back that took place is hidden if you only look at the sixth month results. The third quarter saw $2.25 trillion of market capitalization vanish as all of the major equity indices experienced severe losses. The Dow Industrials and the S&P 500 each dropped around 15%, while the NASDAQ saw a decline of 31%. However, in the fourth quarter the market snapped back nicely. The Dow Industrials gained 13%, while the S&P 500 moved higher by 10%.

The NASDAQ Composite that was the big loser in the third quarter roared back in the fourth quarter, gaining 30%. The Leonetti Balanced Fund declined 7.50% in the third quarter sell-off, but gained 4.62% in the fourth quarter. For the six-month period, your Fund declined 3.22%.

                         6/30/01 - 12/31/01 PERFORMANCE*
--------------------------------------------------------------------------------
Dow Industrials                      <4.58%>
NASDAQ Composite                     <9.73%>
S&P 500                              <6.23%>

*without dividends

The fourth quarter saw the markets enjoy a nice rally off of the lows that were made on September 21. Not only were the markets responding positively to the war on terrorism, but Federal Reserve policy finally brought short-term interest rates below the rate of inflation. Historically, our economy has never pulled out of a recession until this has happened. Energy prices also dropped dramatically, improving the outlook for consumers and business. It also became more common for many companies to indicate that the third quarter was probably the low for their business (the near shutdown of business for nearly two weeks in September makes that hard to argue with). Most companies are not looking for much of an improvement until the second quarter of 2002, but investors are happy to finally identify a bottom to this economic decline. One other factor that was very important to the market turning higher was the extremely positive psychological shift that seemed to sweep the United States and the world a couple of weeks after the terrorist acts.

The portfolio continued to emphasize less glamorous growth stocks, with a blend of value and growth. Large capitalization stocks dominated the roster of holdings. We also increased the number of stock holdings in the portfolio to thirty-six. Manufacturing, financial, telecommunication services and media led industry group exposure in the portfolio. As the market perked up in the fourth quarter, we began to introduce some holdings into the portfolio that we believe have significant growth potential with anticipated economic improvement. The fixed income portion of the portfolio remains focused in maturities of seven years and under.

The ten largest common stock holdings in the Leonetti Balanced Fund as of December 31, 2001 were, in order:

Boeing (BA)
ITT Industries (ITT)
Citigroup (C)
Tribune Cos. (TRB)
BB&T Corp. (BBT)
Chevron Texaco (CVX)
Verizon Communications (VZ)
Deere & Co. (DE)
American Standard (ASD)
American Home Products (AHP)

As we go into the second half of your Fund's fiscal year, we look for a continued improvement in the equities market and sideways action in bonds. A firm bond market will make it easier for investors to find value in the stock market.

We welcome our new fundholders and thank our existing ones for their confidence and loyalty. The next six months should provide a bright investment climate with many opportunities.


Craig T. Johnson
Portfolio Manager
Leonetti & Associates, Inc.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. For the period ended December 31, 2001, the Fund's average annual total returns for the one-year and five-year periods, and since inception (August 1, 1995) were -9.02%, 9.95% and 9.78%, respectively.

The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market & Small Cap stocks. The S & P 500 Index is an unmanaged index generally representative of the market for stocks of large-sized U.S. Companies. Each of these indices do not incur expenses and are not available for investment.

                             LEONETTI BALANCED FUND

Value of $10,000 vs Wilshire 5000+Salomon+US Treasury and Lipper Balanced Index

                           Average Annual Total Return
                         Period Ended December 31, 2001

                      1 Year ......................  -9.02%
                      3 Years .....................   1.41%
                      5 Years .....................   9.95%
                      Since Inception (8/1/95) ....   9.78%

                    Leonetti        Willshire 5000 + Salomon +        Lipper
                  Balanced Fund         US Treasury Index         Balanced Index
                  -------------         -----------------         --------------
Aug 1, 95            10,000                  10,000                   10,000
Sep-95                9,940                  10,375                   10,354
Dec 95               10,605                  10,842                   10,817
Mar 96               10,936                  11,187                   11,059
Jun 96               10,846                  11,535                   11,283
Sep 96               10,856                  11,821                   11,579
Dec 96               11,330                  12,456                   12,224
Mar 97               11,218                  12,509                   12,277
Jun 97               12,464                  13,994                   13,586
Sep 97               13,709                  15,030                   14,465
Dec 97               13,691                  15,342                   14,675
Mar 98               14,993                  16,736                   15,834
Jun 98               15,468                  17,085                   16,111
Sep 98               14,387                  16,014                   15,183
Dec 98               17,459                  18,222                   16,930
Mar 99               18,506                  18,628                   17,201
Jun 99               19,224                  19,552                   17,974
Sep 99               19,212                  18,760                   17,229
Dec 99               22,002                  20,967                   18,449
Mar 00               22,787                  21,671                   18,999
Jun 00               21,494                  21,196                   18,770
Sep 00               22,618                  21,406                   19,143
Dec 00               20,012                  20,244                   18,890
Mar-01               18,338                  18,764                   17,943
Jun-01               18,812                  19,713                   18,574
Sep-01               17,402                  17,877                   17,166
Dec-01               18,206                  19,282                   18,279

Past Performance is not predictive of future performance.

The Lipper Balanced Index is an equally weighted performance index of the largest qualifying funds in the Lipper category. The Wilshire 5000 + Salomon + US Treasury Index is a blend of the Wilshire 5000 Equity Index (65%), the Salomon Broad Investment Grade Bond Index (25%) and the 90-day U.S. Government Treasury Bill Yield (10%). The Wilshire 5000 measures the performance of all equity securities issued by companies with headquarters in the U.S. The Salomon Broad Index consists of U.S. Treasury and Government-sponsored agency bonds with a maturity of one year or longer. The indices are unmanaged and returns include reinvested dividends.

                              LEONETTI GROWTH FUND

[LOGO]

Dear Shareholder,

The past six months witnessed a massive sell-off in the stock market during the third quarter, the tragic terrorist acts and the declaration of war against terrorism. We also saw the stock market being closed for four days in September, public events being postponed, stringent security measures being enacted at airports, five interest rate cuts by the Federal Reserve and an acceleration to the economic slowdown that started a year ago. During this time frame the price of a barrel of oil dropped down to the mid-teens, companies made large scale job cuts, a renewed sense of patriotism and vigor among Americans and a substantial stock market rally in the fourth quarter.

We are very pleased with the performance of your Fund during this extremely unusual first six months of its fiscal year. After dropping 8.33% during the sharp drop in the third quarter, your Fund rebounded by 9.69% in the fourth quarter. This performance left your Fund with a positive return of 0.55% for the six-month period.

                         6/30/01 - 12/31/01 PERFORMANCE*
--------------------------------------------------------------------------------
Dow Industrials                      <4.58%>
NASDAQ Composite                     <9.73%>
S&P 500                              <6.23%>

*without dividends

The Federal Reserve's aggressive approach to interest rate cuts throughout this year sent short-term rates down sharply, while long-term rates enjoyed a mild decline. Consumers took advantage of low mortgage rates not only to buy homes, but also by refinancing their existing loans. The eleven interest rate cuts that the Federal Reserve has made during the past twelve months probably will be enough. The Fed could lower rates again, but only to avoid the possibility of a prolonged recession.

In the past six months we positioned the portfolio towards less glamorous growth stocks, more emphasis on value and stocks that would benefit from changes in interest rates. We also increased the number of holdings in the portfolio that can be categorized as mid-capitalization holdings. Our industry sector exposure was manufacturing, financial, retail, telecommunication services, media and entertainment. As the market strengthened in the fourth quarter, we increased our holdings in companies that we believe have significant growth potential as the economy improves.

The ten largest common stock holdings in the Leonetti Growth Fund as of December 31, 2001 were, in order:

Verizon Communications (VZ)
Citigroup (C)
Pepsi Bottling Group (PBG)
Sunrise Assisted Living (SRZ)
Union Pacific (UNP)
BB&T Corp. (BBT)
American Standard (ASD)
ITT Industries (ITT)
Bank Of America (BAC)
Sears Roebuck & Co. (S)

As we enter the second half of your Fund's fiscal year, we look for a continued improvement in the stock market and sideways action in the bond market. The stable bond market Should make it easier for investors to move into the stock market.

We welcome our new fundholders and thank our existing ones for their confidence and loyalty. The next six months should provide a bright investment climate with many opportunities.


Craig T. Johnson
Portfolio Manager
Leonetti & Associates, Inc.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. For the period ended December 31, 2001, the Fund's average annual total returns for the one-year and since inception (September 1, 1999) were -14.06% and -3.64%, respectively.

The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market & Small Cap stocks. The S & P 500 Index is an unmanaged index generally representative of the market for stocks of large-sized U.S. Companies. Each of these indices do not incur expenses and are not available for investment.

                              LEONETTI GROWTH FUND
                        Value of $10,000 vs S&P 500 Index

                           Average Annual Total Return
                         Period Ended December 31, 2001

                      1 Year ...................... -14.06%
                      Since Inception (9/1/99) ....  -3.64%

                               Leonetti Growth Fund          S&P 500 Index w/inc
                               --------------------          -------------------
Sep 1, 99                             10,000                        10,000
Sep 99                                10,190                         9,726
Dec 99                                12,600                        11,173
Mar 00                                13,420                        11,429
Jun 00                                12,050                        11,125
Sep 00                                12,500                        11,017
Dec 00                                10,670                        10,156
Mar-01                                 8,990                         8,951
Jun-01                                 9,120                         9,475
Sep-01                                 8,360                         8,083
Dec-01                                 9,170                         8,949

Past Performance in not predictive of future performance.

The S&P 500 Index is a broad market-weighted average of U.S. blue-chip companies. The S&P 500 index is unmanaged and returns include reinvested dividends.

                             LEONETTI BALANCED FUND

SCHEDULE OF INVESTMENTS at December 31, 2001 (Unaudited)
--------------------------------------------------------------------------------
SHARES                                                                 VALUE
--------------------------------------------------------------------------------
COMMON STOCKS: 64.5%

AEROSPACE & DEFENSE: 2.9%
    20,000     Boeing Co.                                           $   775,600
                                                                    -----------
AEROSPACE/DEFENSE EQUIPMENT: 1.2%
    12,000     B.F. Goodrich Co. (The)                                  319,440
                                                                    -----------
AUTO/TRUCK PARTS AND EQUIPMENT: 1.7%
    12,000     Lear Corp.*                                              457,680
                                                                    -----------
BANKS: 2.7%
    20,000     BB&T Corp.                                               722,200
                                                                    -----------
BUILDING MATERIALS: 4.0%
     9,000     American Standard Companies Inc.*                        614,070
    12,000     York International Corp.                                 457,560
                                                                    -----------
                                                                      1,071,630
                                                                    -----------
CHEMICALS - DIVERSIFIED: 1.9%
    15,000     Dow Chemical Co.                                         506,700
                                                                    -----------
CONSUMER PRODUCTS: 1.7%
    20,000     Sara Lee Corp.                                           444,600
                                                                    -----------
DIVERSIFIED FINANCIAL SERVICES: 2.8%
    15,000     Citigroup, Inc.                                          757,200
                                                                    -----------
DIVERSIFIED OPERATIONS: 2.3%
    15,000     General Electric Co.                                     601,200
                                                                    -----------
ELECTRONIC INSTRUMENTS: 1.0%
    15,000     Ingram Micro Inc. Cl A                                   259,800
                                                                    -----------
FOODS: 1.3%
    15,000     ConAgra, Inc.                                            356,550
                                                                    -----------
HEALTH PRODUCTS: 2.2%
    10,000     Johnson & Johnson                                        591,000
                                                                    -----------
HEALTHCARE - SERVICES: 2.6%
    22,000     Humana, Inc.                                             259,380
    15,000     Sunrise Assisted Living, Inc.*                           436,650
                                                                    -----------
                                                                        696,030
                                                                    -----------
INTERNET: 1.0%
    22,000     Earthlink, Inc.*                                         267,740
                                                                    -----------
MACHINERY - GENERAL: 2.5%
    15,000     Deere & Co.                                              654,900
                                                                    -----------
MANUFACTURING: 4.1%
    10,000     Honeywell International, Inc.                            338,200
    15,000     ITT Industries, Inc.                                     757,500
                                                                    -----------
                                                                      1,095,700
                                                                    -----------
MEDIA: 4.7%
    16,000     AOL Time Warner, Inc.*                                   513,600
    20,000     Tribune Co.                                              748,600
                                                                    -----------
                                                                      1,262,200
                                                                    -----------
METAL - ALUMINUM: 2.0%
    15,000     Alcoa, Inc.                                              533,250
                                                                    -----------
OIL & GAS - INTERNATIONAL INTEGRATED: 4.2%
     8,000     ChevronTexaco Corp.                                      716,880
    10,000     Exxon Mobil Corp.                                        393,000
                                                                    -----------
                                                                      1,109,880
                                                                    -----------
PAPER & FOREST PRODUCTS: 1.5%
    10,000     International Paper Co.                                  403,500
                                                                    -----------
PHARMACEUTICALS: 2.3%
    10,000     American Home Products Corp.                             613,600
                                                                    -----------
RETAIL: 2.1%
    12,000     Sears, Roebuck & Co.                                     571,680
                                                                    -----------
RETAIL - DISCOUNT: 2.2%
    10,000     Wal-Mart Stores, Inc.                                    575,500
                                                                    -----------
RETAIL - FOOD: 0.8%
    10,000     Kroger Co. (The)                                         208,700
                                                                    -----------
SAVINGS & LOAN/THRIFTS: 1.1%
    10,500     Charter One Financial, Inc.                              285,075
                                                                    -----------
TELECOMMUNICATIONS: 5.6%
    15,000     SBC Communications, Inc.                                 587,550
    15,000     Verizon Communications                                   711,900
    15,000     WorldCom, Inc. - MCI Group                               190,500
                                                                    -----------
                                                                      1,489,950
                                                                    -----------
TELECOMMUNICATIONS - FIBEROPTIC COMPONENTS: 1.0%
    15,000     Corning, Inc.*                                           133,800
    16,000     JDS Uniphase Corp.*                                      139,680
                                                                    -----------
                                                                        273,480
                                                                    -----------
TRANSPORTATION: 1.1%
    10,000     Burlington Northern Santa Fe Corp.                       285,300
                                                                    -----------
TOTAL COMMON STOCKS
  (cost $15,516,387)                                                 17,190,085
                                                                    -----------

See accompanying Notes to Financial Statements.

                             LEONETTI BALANCED FUND

--------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                 VALUE
--------------------------------------------------------------------------------
BONDS: 9.2%

COMPUTERS: 3.7%
$1,000,000     Hewlett Packard Co., 5.750%, 12/15/06                $   989,938
                                                                    -----------
DIVERSIFIED FINANCIAL SERVICES: 3.7%
 1,000,000     General Motors Acceptance Corp., 6.125%, 9/15/06         989,748
                                                                    -----------
MEDIA: 1.8%
   500,000     Tribune Co., 5.500%, 10/6/08                             483,459
                                                                    -----------
TOTAL BONDS
  (cost $2,480,476)                                                   2,463,145
                                                                    -----------
U.S. GOVERNMENT OBLIGATIONS: 19.4%
 1,300,000     U.S. Treasury Bond, 4.625%, 5/15/06                    1,318,129
 1,000,000     U.S. Treasury Note, 4.750%, 2/15/04                    1,032,500
 1,000,000     U.S. Treasury Note, 4.750%, 1/15/08                      996,094
 1,000,000     U.S. Treasury Note, 6.000%, 7/31/02                    1,024,805
   800,000     U.S. Treasury Note, 6.250%, 1/31/02                      802,875
                                                                    -----------
TOTAL U.S. GOVERNMENT OBLIGATIONS
  (cost $5,101,435)                                                   5,174,403
                                                                    -----------
REPURCHASE AGREEMENT: 7.6%
$2,025,000     Firstar Repurchase Agreement, 1.25%, dated 12/31/01,
                 due 1/2/02 (collateralized by $2,065,570 FHR 2297
                 AB, 6.00%, due 11/15/28 [value of proceeds
                 $2,025,139]) (cost $2,025,000)                     $ 2,025,000
                                                                    -----------
TOTAL INVESTMENTS IN SECURITIES
  (cost $25,123,298+): 100.7%                                        26,852,633
Liabilities in excess of Other Assets: (0.7)%                          (198,579)
                                                                    -----------
NET ASSETS: 100.0%                                                  $26,654,054
                                                                    ===========

*    Non-income producing security.
+ At December 31, 2001, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation were as follows:

               Gross unrealized appreciation                        $ 2,285,662
               Gross unrealized depreciation                           (556,327)
                                                                    -----------
               Net unrealized appreciation                          $ 1,729,335
                                                                    ===========

See Accompanying Notes to Financial Statements.

                              LEONETTI GROWTH FUND

SCHEDULE OF INVESTMENTS at December 31, 2001 (Unaudited)
--------------------------------------------------------------------------------
SHARES                                                                 VALUE
--------------------------------------------------------------------------------
COMMON STOCKS: 93.0%

AUTO/TRUCK PARTS AND EQUIPMENT: 2.7%
     4,000     Lear Corp.*                                          $   152,560
                                                                    -----------
BANKS: 7.2%
     3,000     Bank Of America Corp.                                    188,850
     6,000     BB&T Corp.                                               216,660
                                                                    -----------
                                                                        405,510
                                                                    -----------
BEVERAGES: 4.1%
    10,000     Pepsi Bottling Group, Inc.                               235,000
                                                                    -----------
BUILDING AND CONSTRUCTION: 2.9%
     5,000     D.R. Horton, Inc.                                        162,300
                                                                    -----------
BUILDING MATERIALS: 6.3%
     3,000     American Standard Companies Inc.*                        204,690
     4,000     York International Corp.                                 152,520
                                                                    -----------
                                                                        357,210
                                                                    -----------
COMMERCIAL SERVICES: 3.0%
     4,000     Maximus, Inc.*                                           168,240
                                                                    -----------
CONSUMER PRODUCTS: 3.0%
     3,000     NIKE, Inc. (Class B)                                     168,720
                                                                    -----------
DIVERSIFIED FINANCIAL SERVICES: 4.8%
     5,333     Citigroup, Inc.                                          269,210
                                                                    -----------
DIVERSIFIED OPERATIONS: 2.1%
     3,000     General Electric Co.                                     120,240
                                                                    -----------
ENERGY - COAL: 1.9%
     6,000     Fording, Inc.                                            107,220
                                                                    -----------
GAS: 2.2%
     5,000     Sempra Energy                                            122,750
                                                                    -----------
HEALTHCARE - SERVICES: 4.1%
     8,000     Sunrise Assisted Living, Inc.*                           232,880
                                                                    -----------
INSURANCE: 2.9%
     7,000     Willis Group Holdings Ltd.                               164,850
                                                                    -----------
INTERNET: 2.1%
    10,000     Earthlink, Inc.*                                         121,700
                                                                    -----------
MANUFACTURING: 3.6%
     4,000     ITT Industries, Inc.                                     202,000
                                                                    -----------
MEDIA: 3.7%
     4,000     AOL Time Warner, Inc.*                                   128,400
     6,000     Liberty Media Corp.*                                      84,000
                                                                    -----------
                                                                        212,400
                                                                    -----------
METAL - ALUMINUM: 2.5%
     4,000     Alcoa, Inc.                                              142,200
                                                                    -----------
PHARMACEUTICALS: 3.2%
     3,000     American Home Products Corp.                             184,080
                                                                    -----------
RETAIL: 6.3%
     3,000     Christopher & Banks Corp.                                102,750
     2,500     Circuit City Stores, Inc.                                 64,875
     4,000     Sears, Roebuck & Co.                                     190,560
                                                                    -----------
                                                                        358,185
                                                                    -----------
RETAIL - FOOD: 1.5%
     4,000     Kroger Co. (The)                                          83,480
                                                                    -----------
RETAIL - RESTAURANTS: 3.1%
     4,000     Krispy Kreme Doughnuts, Inc.                             176,800
                                                                    -----------
SAVINGS & LOAN/THRIFTS: 3.9%
     5,000     Charter One Financial, Inc.                              135,750
     5,000     Roslyn Bancorp, Inc.                                      87,500
                                                                    -----------
                                                                        223,250
                                                                    -----------
SEMICONDUCTORS: 1.9%
     4,000     Integrated Device Technology, Inc.*                      106,360
                                                                    -----------
TELECOMMUNICATIONS: 8.3%
     5,000     Lucent Technologies, Inc.                                 31,450
     4,000     SBC Communications, Inc.                                 156,680
     6,000     Verizon Communications                                   284,760
                                                                    -----------
                                                                        472,890
                                                                    -----------
TELECOMMUNICATIONS - FIBEROPTIC COMPONENTS: 1.7%
     5,000     Corning, Inc.*                                            44,600
     6,000     JDS Uniphase Corp.*                                       52,380
                                                                    -----------
                                                                         96,980
                                                                    -----------
TRANSPORTATION - RAIL: 4.0%
     4,000     Union Pacific Corp.                                      228,000
                                                                    -----------
TOTAL COMMON STOCKS
  (cost $4,887,486)                                                   5,275,015
                                                                    -----------

See accompanying Notes to Financial Statements.

                              LEONETTI GROWTH FUND

--------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                 VALUE
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT: 6.0%
$  339,000     Firstar Repurchase Agreement, 1.25%, dated 12/31/01,
                 due 1/2/02 (collateralized by $345,792 FHR 2297 AB,
                 6.00% due 11/15/28 [value of proceeds $339,023])
                 (cost $339,000)                                    $   339,000
                                                                    -----------
TOTAL INVESTMENTS IN SECURITIES
  (cost $5,226,486+): 99.0%                                           5,614,015
Other Assets less Liabilities: 1.0%                                      55,427
                                                                    -----------
NET ASSETS: 100.0%                                                  $ 5,669,442
                                                                    ===========

*    Non-income producing security.
+ At December 31, 2001, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation were as follows:

               Gross unrealized appreciation                        $   559,446
               Gross unrealized depreciation                           (171,917)
                                                                    -----------
               Net unrealized appreciation                          $   387,529
                                                                    ===========

See accompanying Notes to Financial Statements.

                                 LEONETTI FUNDS

STATEMENT OF ASSETS AND LIABILITIES at December 31, 2001 (Unaudited)
--------------------------------------------------------------------------------
                                                     BALANCED         GROWTH
                                                       FUND            FUND
--------------------------------------------------------------------------------
ASSETS
  Investment in securities, at value
    (cost $25,123,298 and
    $5,226,486, respectively) ..................   $ 26,852,633    $  5,614,015
  Cash .........................................            114             352
  Receivables:
    Due from Advisor ...........................             --          11,954
    Dividends and interest .....................        134,133           4,626
    Securities sold ............................        947,445         158,450
  Prepaid expenses .............................          6,922           5,332
                                                   ------------    ------------
      Total assets .............................     27,941,247       5,794,729
                                                   ------------    ------------

LIABILITIES
  Payables:
    Due to Advisor .............................            660              --
    Administration fees ........................          4,805           2,733
    Securities purchased .......................      1,259,533         102,722
  Accrued expenses .............................         22,195          19,832
                                                   ------------    ------------
      Total liabilities ........................      1,287,193         125,287
                                                   ------------    ------------
  NET ASSETS ...................................   $ 26,654,054    $  5,669,442
                                                   ============    ============
NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE
  ($26,654,054/1,966,489 and
  $5,669,442/618,366, respectively;
  unlimited number of shares authorized
  without par value) ...........................   $      13.55    $       9.17
                                                   ============    ============
COMPOSITION OF NET ASSETS
  Paid-in capital ..............................   $ 25,501,015    $  7,375,668
  Accumulated net investment income (loss) .....        101,777         (15,427)
  Accumulated net realized loss
    on investments .............................       (678,073)     (2,078,328)
  Net unrealized appreciation on investments ...      1,729,335         387,529
                                                   ------------    ------------
      Net assets ...............................   $ 26,654,054    $  5,669,442
                                                   ============    ============

See accompanying Notes to Financial Statements.

                                 LEONETTI FUNDS

STATEMENT OF OPERATIONS For the Six Months Ended December 31, 2001 (Unaudited)
--------------------------------------------------------------------------------
                                                      BALANCED        GROWTH
                                                        FUND           FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
  Income
    Dividends ....................................   $   150,109    $    33,926
    Interest .....................................       228,162          5,253
                                                     -----------    -----------
      Total income ...............................       378,271         39,179
                                                     -----------    -----------
  Expenses
    Advisory fees ................................       135,069         27,303
    Transfer agent fees ..........................        30,360         21,528
    Administration fees ..........................        27,014         15,125
    Fund accounting fees .........................        13,248         11,776
    Audit fees ...................................        10,120         10,120
    Registration fees ............................         7,544          7,544
    Custody fees .................................         6,992          4,232
    Reports to shareholders ......................         5,704          3,128
    Trustee fees .................................         2,944          2,024
    Legal fees ...................................         2,024          2,024
    Miscellaneous ................................         2,024          1,288
    Insurance expense ............................           552            184
                                                     -----------    -----------
      Total expenses .............................       243,595        106,276
      Less: fees waived ..........................            --        (51,670)
                                                     -----------    -----------
      Net expenses ...............................       243,595         54,606
                                                     -----------    -----------
        NET INVESTMENT INCOME (LOSS) .............       134,676        (15,427)
                                                     -----------    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on investments ...............      (711,526)       (47,096)
  Net unrealized appreciation (depreciation)
    on investments ...............................      (314,468)        95,692
                                                     -----------    -----------
    Net realized and unrealized gain (loss)
      on investments .............................    (1,025,994)        48,596
                                                     -----------    -----------
      NET INCREASE (DECREASE) IN NET ASSETS
        RESULTING FROM OPERATIONS ................   $  (891,318)   $    33,169
                                                     ===========    ===========

See accompanying Notes to Financial Statements.

                             LEONETTI BALANCED FUND

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                               SIX MONTHS ENDED     YEAR ENDED
                                               DECEMBER 31, 2001#  JUNE 30, 2001
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
  Net investment income .......................   $    134,676     $    238,722
  Net realized gain (loss) on investments .....       (711,526)       1,704,147
  Net unrealized depreciation on investments ..       (314,468)      (6,018,019)
                                                  ------------     ------------
    NET DECREASE IN NET ASSETS RESULTING
      FROM OPERATIONS .........................       (891,318)      (4,075,150)
                                                  ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ..................       (238,708)        (113,404)
  From net realized gain ......................       (258,052)      (2,381,662)
                                                  ------------     ------------
      TOTAL DISTRIBUTIONS TO SHAREHOLDERS .....       (496,760)      (2,495,066)
                                                  ------------     ------------
CAPITAL SHARE TRANSACTIONS
  Net increase in net assets derived from
    net change in outstanding shares (a) ......         40,772        4,157,429
                                                  ------------     ------------
      TOTAL INCREASE IN NET ASSETS ............     (1,347,306)      (2,412,787)
                                                  ------------     ------------
NET ASSETS
  Beginning of period .........................     28,001,360       30,414,147
                                                  ------------     ------------
  END OF PERIOD ...............................   $ 26,654,054     $ 28,001,360
                                                  ============     ============

(a) A summary of capital share transactions is as follows:

                                  SIX MONTHS ENDED             YEAR ENDED
                                 DECEMBER 31, 2001#           JUNE 30, 2001
                               ----------------------    ----------------------
                                Shares       Value        Shares       Value
                               --------   -----------    --------   -----------
Shares sold                      96,976   $ 1,299,133     240,085   $ 4,098,648
Shares issued in reinvestment
  of distributions               36,821       492,296     161,732     2,492,297
Shares redeemed                (128,932)   (1,750,657)   (150,523)   (2,433,516)
                               --------   -----------    --------   -----------
Net increase                      4,865   $    40,772     251,294   $ 4,157,429
                               ========   ===========    ========   ===========

See accompanying Notes to Financial Statements.

                              LEONETTI GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                               SIX MONTHS ENDED     YEAR ENDED
                                               DECEMBER 31, 2001#  JUNE 30, 2001
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
  Net investment loss .........................   $    (15,427)    $    (56,020)
  Net realized loss on investments ............        (47,096)      (1,492,266)
  Net unrealized appreciation (depreciation)
    on investments ............................         95,692         (237,948)
                                                  ------------     ------------
    NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS ...............         33,169       (1,786,234)
                                                  ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ..................             --               --
  From net realized gain ......................             --               --
                                                  ------------     ------------
      TOTAL DISTRIBUTIONS TO SHAREHOLDERS .....             --               --
                                                  ------------     ------------
CAPITAL SHARE TRANSACTIONS
  Net increase in net assets derived from net
    change in outstanding shares (a) ..........         94,535          846,161
                                                  ------------     ------------
      TOTAL INCREASE (DECREASE) IN NET ASSETS .        127,704         (940,073)
                                                  ------------     ------------
NET ASSETS
  Beginning of period .........................      5,541,738        6,481,811
                                                  ------------     ------------
  END OF PERIOD ...............................   $  5,669,442     $  5,541,738
                                                  ============     ============

(a) A summary of capital share transactions is as follows:

                                  SIX MONTHS ENDED             YEAR ENDED
                                 DECEMBER 31, 2001#           JUNE 30, 2001
                               ----------------------    ----------------------
                                Shares       Value        Shares       Value
                               --------   -----------    --------   -----------
Shares sold                      23,070   $   204,503     131,788   $ 1,497,249
Shares issued in reinvestment
  of distributions                   --            --          --            --
Shares redeemed                 (12,194)     (109,968)    (62,077)     (651,088)
                               --------   -----------    --------   -----------
Net increase                     10,876   $    94,535      69,711   $   846,161
                               ========   ===========    ========   ===========

See accompanying Notes to Financial Statements.

                             LEONETTI BALANCED FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period
---------------------------------------------------------------------------------------------------------
                                   SIX MONTHS
                                      ENDED                         YEAR ENDED JUNE 30,
                                   DECEMBER 31,   -------------------------------------------------------
                                      2001#        2001        2000        1999        1998        1997
---------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of
    period .......................   $ 14.27      $ 17.78     $ 16.34     $ 14.02     $ 12.31     $ 10.80
                                     -------      -------     -------     -------     -------     -------

INCOME FROM INVESTMENT OPERATIONS:
  Net investment
    income .......................      0.07         0.13        0.07        0.05        0.05        0.06
  Net realized and
    unrealized gain
    (loss) on
    investments ..................     (0.54)       (2.25)       1.86        3.18        2.75        1.54
                                     -------      -------     -------     -------     -------     -------
Total from
  investment
  operations .....................     (0.47)       (2.12)       1.93        3.23        2.80        1.60
                                     -------      -------     -------     -------     -------     -------
LESS DISTRIBUTIONS:
  From net
    investment
    income .......................     (0.12)       (0.06)      (0.05)      (0.05)      (0.03)      (0.09)
  From net realized
    gain .........................     (0.13)       (1.33)      (0.44)      (0.86)      (1.06)       0.00
                                     -------      -------     -------     -------     -------     -------
Total distributions ..............     (0.25)       (1.39)      (0.49)      (0.91)      (1.09)      (0.09)
                                     -------      -------     -------     -------     -------     -------
Net asset value,
  end of period ..................   $ 13.55      $ 14.27     $ 17.78     $ 16.34     $ 14.02     $ 12.31
                                     =======      =======     =======     =======     =======     =======
Total return .....................   (3.22%)^      (12.48%)     11.81%      24.28%      24.10%      14.91%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
    period (millions) ............   $  26.7      $  28.0     $  30.4     $  24.1     $  15.5     $  11.3
  Ratio of expenses
    to average net
    assets .......................      1.80%+       1.69%       1.61%       1.77%       1.99%       2.29%
  Ratio of net
    investment income
    to average net
    assets .......................      1.00%+       0.79%       0.43%       0.35%       0.40%       0.47%
  Portfolio
    turnover rate ................   54.58%^       115.03%      88.76%      81.16%      89.51%     119.75%

#    Unaudited.
+    Annualized.
^    Not annualized.

See accompanying Notes to Financial Statements.

                              LEONETTI GROWTH FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period
-----------------------------------------------------------------------------------------------
                                                                             SEPTEMBER 1, 1999*
                                          SIX MONTHS ENDED      YEAR ENDED         THROUGH
                                         DECEMBER 31, 2001#    JUNE 30, 2001    JUNE 30, 2000
-----------------------------------------------------------------------------------------------
Net asset value,
  beginning of period .....................    $  9.12            $ 12.05          $ 10.00
                                               -------            -------          -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss .....................      (0.02)             (0.09)           (0.07)
  Net realized and unrealized
    gain (loss) on investments ............       0.07              (2.84)            2.12
                                               -------            -------          -------
Total from investment
  operations ..............................       0.05              (2.93)            2.05
                                               -------            -------          -------
Net asset value, end of period ............    $  9.17            $  9.12          $ 12.05
                                               =======            =======          =======

Total return ..............................       0.55%^           (24.32%)          20.50%^

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (millions) ............................    $   5.7            $   5.5          $   6.5

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Before fees waived and
    expenses absorbed .....................       3.89%+             2.93%            4.09%+
  After fees waived and
    expenses absorbed .....................       2.00%+             2.00%            2.00%+

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
  Before fees waived and
    expenses absorbed .....................      (2.46%)+           (1.81%)          (3.28%)+
  After fees waived and
    expenses absorbed .....................      (0.57%)+           (0.88%)          (1.19%)+
  Portfolio turnover rate .................      60.44%^           197.16%          193.89%^

#    Unaudited.
*    Commencement of operations.
+    Annualized.
^    Not annualized.

See accompanying Notes to Financial Statements.

                                 LEONETTI FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

     The Leonetti Balanced Fund and the Leonetti Growth Fund (the "Funds") are each a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust") which is registered under the Investment
Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Leonetti Balanced Fund and the Leonetti Growth Fund began operations on August 1, 1995 and September 1, 1999, respectively. The investment objective of the Leonetti Balanced Fund is to seek total return through a combination of income and capital growth, consistent with preservation of capital. The investment objective of the Leonetti Growth Fund is long-term growth of capital.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

     A. SECURITY VALUATION. Securities traded on a national securities exchange, or Nas-daq are valued at the last reported sales price at the close of regular trading on each day the exchanges are open for trading; securities traded on an exchange or Nasdaq for which there have been no sales, and other over-the-counter securities, are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.

          U.S. Government securities with less than 60 days remaining to maturity when acquired by the Funds are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at the current market value (using the mean between the bid and asked price) until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board determines during such 60-day period that this amortized cost basis does not represent fair value. Short-term investments are stated at cost which, when combined with accrued interest, approximates market value.

     B. FEDERAL INCOME TAXES. The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no federal income tax provisions are required.

                                 LEONETTI FUNDS

--------------------------------------------------------------------------------

     C. SECURITY TRANSACTIONS, DIVIDEND INCOME AND DISTRIBUTIONS. Security transactions are accounted for on the trade date. The cost of securities sold is determined on a first-in, first-out basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

     D. USE OF ESTIMATES. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

     Leonetti & Associates, Inc. (the "Advisor") provides the Funds with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% of the average daily net assets of the Funds. For the period ended December 31, 2001, the Leonetti Balanced Fund and the Leonetti Growth Fund incurred $135,069 and $27,303, respectively, in advisory fees.

     The Funds are responsible for their own operating expenses. The Advisor has contractually agreed to limit the Leonetti Growth Fund's total operating expenses by reducing all or portion of its fees and reimbursing the Fund for expenses, excluding interest and tax expenses, so that its ratio of expenses to average net assets will not exceed 2.00%. In the case of the Fund's initial period of operations any fee waived or voluntarily reduced and/or any Fund expense absorbed by the Advisor pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, anytime before the end of the fifth fiscal year following the year to which the fee waiver and/or expense absorption relates, provided the aggregate amount of the Fund's current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses. For the period ended December 31, 2001, the Advisor waived $27,303 of its fee and reimbursed the Fund in the amount of $24,367. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

     U.S. Bancorp Fund Services, L.L.C. (the "Administrator") acts as the Funds' administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the trustees; monitors the activities of the Funds' custodian, transfer agent and accountant; coordinates the preparation and

                                 LEONETTI FUNDS

--------------------------------------------------------------------------------

payment of Fund expenses and reviews the Funds' expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

     Under $15 million                  $30,000
     $15 to $50 million                 0.20% of average daily net assets
     $50 to $100 million                0.15% of average daily net assets
     $100 to $150 million               0.10% of average daily net assets
     Over $150 million                  0.05% of average daily net assets

     For the period ended December 31, 2001, the Leonetti Balanced Fund and the Leonetti Growth Fund incurred $27,014 and $15,125 in administration fees, respectively.

     T.O. Richardson Securities, Inc. acts as the Funds' principal underwriter in a continue public offering of the Funds' shares. The Trust has entered into a Distribution Agreement with Quasar Distributors, LLC (the "Distributor"). The Distributor is an affiliate of the Administrator.

     U.S. Bank, N.A., an affiliate of the Administrator, serves as custodian to the Fund.

     Certain officers and trustees of the Trust are also officers of the Administrator.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

     The cost of purchases and the proceeds from the sale of securities for the period ended December 31, 2001, excluding short-term investments, were $12,838,814 and $13,367,526, respectively, for the Leonetti Balanced Fund and $3,574,254 and $3,007,784, respectively, for the Leonetti Growth Fund.

                                 LEONETTI FUNDS

--------------------------------------------------------------------------------

NOTE 5 - REPURCHASE AGREEMENTS

     The Funds may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the
Federal Reserve System or with such other brokers or dealers that meet the credit guidelines established by the Board of Trustees. The Funds will always receive and maintain, as collateral, securities whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the respective Fund in each agreement, and the Funds will make payment of for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral.

     If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

--------------------------------------------------------------------------------

                                     ADVISOR
                           LEONETTI & ASSOCIATES, INC.
                         1130 Lake Cook Road, Suite 300
                             Buffalo Grove, IL 60089
                              www.leonettiassoc.com

                                   DISTRIBUTOR
                            QUASAR DISTRIBUTORS, LLC
                        615 E. Michigan Street, 3rd Floor
                               Milwaukee, WI 53202

                                    CUSTODIAN
                                 U.S. BANK, N.A.
                                425 Walnut Street
                              Cincinnati, OH 45202

                                 TRANSFER AGENT
                         SUNSTONE FINANCIAL GROUP, INC.
                                  P.O. Box 2146
                            Milwaukee, WI 53201-2146
                                 (800) 537-3585

                                    AUDITORS
                                ERNST & YOUNG LLP
                            725 South Figueroa Street
                              Los Angeles, CA 90017

                                  LEGAL COUNSEL
                     PAUL, HASTINGS, JANOFSKY & WALKER, LLP
                          55 Second Street, 24th Floor
                          San Francisco, CA 94105-3441
--------------------------------------------------------------------------------

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Due to market volatility, fund performance may fluctuate substantially over short-term and current performance may differ from that shown. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.